UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2006

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, # 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. - CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

On June 30, 2006, Trestle Holdings, Inc. (“the Company” or “Trestle”) received a resignation letter from Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) dated June 29, 2006. SLGG stated that they resigned due to lack of resources available within SLGG at this time. Because of these circumstances, they will be unable to provide timely services to the Company. The reports of SLGG for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

During the Company’s two prior fiscal years, the first quarter ended March 31, 2006, and the period from April 1, 2006 through the date of their resignation, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of SLGG, would have caused SLGG to make reference to the subject matter of the disagreement in connection with their reports on Trestle’s financial statements (as defined in Rule 304(a)(1)(iv) (A) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(iv) (B) of Regulation S-B).

The Company has retained the accounting firm of Goldman & Parks LLP (“Firm”), registered with the Public Company Accounting Oversight Board (PCOAB), to serve as the Company’s principal accountant to audit and review the Company’s financial statements. The engagement is effective July 16, 2006. During the two most recent fiscal years and the subsequent interim period preceding discussions with the Firm , neither Trestle, nor anyone on its behalf, has consulted with the Firm regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Trestle’s financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to Trestle that was an important factor considered by Trestle in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) (A) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(iv) (B) of Regulation S-B).

Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Singer, Lewak, Greenbaum & Goldstein LLP, former accountants to the Company as Exhibit 16.0 and is incorporated herein by reference. The Company disclaims any obligation to update any forward-looking information set forth in this Form 8-K/A.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

16.0  Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Singer, Lewak, Greenbaum & Goldstein LLP, former accountants to the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

Date: July 24, 2006	By:	/s/ BARRY HALL
___________________________ Barry Hall
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.0
Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Singer, Lewak, Greenbaum & Goldstein LLP, former accountants to the Company